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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AVI BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SPECIAL NOTICE

REPLACEMENT TEXT TO ACCOMPANYING PROXY STATEMENT

        The cover page and page 22 of the enclosed AVI BioPharma, Inc.'s (the "Company's") proxy statement have been revised to note in more detail that the proposed amendment to the company's Articles of Incorporation will:

  (i)
  increase the Company's authorized Common Stock of the Company from 50,000,000 shares to 200,000,000 shares and the authorized Preferred Stock from 2,000,000 to 20,000,000; and,

  (ii)
  that the rights, privileges and preferences of the Preferred Stock may be set by the Company's Board of Directors without further shareholder action.

        On the first page of the Proxy Statement, clause (iv) of the action to be taken at the Annual Meeting should be replaced with the following text:

        ...(iv) to approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized Common Stock of the Company from 50,000,000 shares to 200,000,000 shares and the authorized Preferred Stock from 2,000,000 to 20,000,000; provided, the rights, privileges and preferences of the Preferred Stock may be set by the Company's Board of Directors without further shareholder action,...

        On page 22 of the Proxy Statement, the explanation of and recommendation for Proposal IV should be replaced with the following:

        AMENDMENT TO THE ARTICLES OF INCORPORATION (Proposal IV) General

The Company' Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock (par value $.0001) and 2,000,000 shares of Preferred Stock (par value $.0001) with the Board of Directors having the right to set the rights, privileges and preferences of any preferred stock issued. There are currently 23,245,539 shares of the Company's Common Stock outstanding and 13,492,845 shares of Common Stock reserved for issuance under warrants, options and certain other contractual purchase rights, a total commitment of 36,738,384 shares of the 50,000,000 shares. No shares of or rights to acquire Preferred Stock are outstanding. The Company may need additional authorized capital stock for issuance in connection with stock splits, acquisitions, stock options, issuance of securities, and new financing transactions with Preferred Stock being increased to establish a ratio of 10% authorized Preferred to Common Stock. Accordingly, on February 19, 2002, the Company's Board approved an amendment to Article II of the Company's Articles of Incorporation to increase the authorized Common Stock to 200,000,000 shares and Preferred Stock to 20,000,000 shares as set forth in the attachment to this Proxy. The amendment also more clearly states the Board of Directors' rights under Oregon law to both (i) designate the rights, privileges and obligations of and (ii) issue the Preferred Stock in the Articles of Incorporation, which rights can be exercised without further shareholder approval. Such restatement of the Board of Directors' rights to both designate the rights, privileges and preferences of and issue the preferred stock does not make any substantive change to those rights under Oregon law, except for the increase in the number of preferred shares to which such right would apply if this proposed amendment is adopted. Except for the issuance of shares of Common Stock to satisfy existing rights, such as outstanding options or warrants, to acquire Common Stock, the Company has no present plans to issue any Common Stock or Preferred Stock.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL. The proposal will be approved if at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of this proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to Article II of the Company's Articles of Incorporation.

April 11, 2002

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of the Shareholders of AVI BIOPHARMA, INC., which will be held on Wednesday, May 15, 2002, at 8:30 am, local time, at the Oregon Museum of Science and Industry, 1945 S.E. Water Avenue, Portland, Oregon.

        Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement. The Company's Annual Report on Form 10-K for the year ended December 31, 2001 is also enclosed.

        Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you will, of course, have that opportunity.

        On behalf of the Board of Directors, I would like to express our continued appreciation for your interest in the affairs of the Company.

Sincerely,

Denis R. Burger, Ph.D.
 Chief Executive Officer

AVI BIOPHARMA, INC.

NOTICE OF ANNUAL MEETING
To Be Held on May 15, 2002

To the Shareholders of
    AVI BIOPHARMA, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of AVI BIOPHARMA, INC. (the "Company" or "AVI") will be held on May 15, 2002 at 8:30 a.m. local time, at the Oregon Museum of Science and Industry, 1945 S.E. Water Avenue, Portland, Oregon, for the following purposes:

  1.
  To elect four Group I Directors, each for a two-year term;

  2.
  To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the year ending December 31, 2002;

  3.
  To adopt a new 2002 Equity Incentive Plan for employees and certain other persons and reserve shares thereunder;

  4.
  To approve an amendment to the Company's Articles of Incorporation; and

  5.
  To transact such other business as may properly come before the meeting.

        The Board of Directors has fixed March 12, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                      By Order of the Board of Directors

                      Denis R. Burger, Ph.D.
                       Chief Executive Officer

Portland, Oregon
April 11, 2002

AVI BIOPHARMA, INC.
 One S.W. Columbia Street, Suite 1105
Portland, Oregon 97258

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2002

General

        This Proxy Statement is furnished to shareholders of AVI BIOPHARMA, INC. (the "Company" or "AVI") in connection with the solicitation by the Board of Directors of proxies from the shareholders of record of the Company's outstanding shares of Common Stock, $0.0001 par value (the "Common Stock"), for use at the Company's Annual Meeting of Shareholders to be held on May 15, 2002, at 8:30 a.m. local time, at the Oregon Museum of Science and Industry, 1945 S.E. Water Avenue, Portland, Oregon, and at any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, shareholders will be asked to (i) elect four members to Group I of the Board of Directors, each for a two-year term, (ii) ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the year ending December 31, 2001, (iii) to adopt a new 2002 Equity Incentive Plan for employees and certain other persons and reserve shares thereunder, (iv) to approve an amendment to the Company's Articles of Incorporation, and (v) transact such other business as may properly come before the meeting. This Proxy Statement, together with the enclosed proxy card, is first being mailed to the Company's shareholders on or about April 11, 2002.

Solicitation, Voting and Revocability of Proxies

        The Board of Directors has fixed March 12, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to notice of and to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 11,600 beneficial holders of the 23,245,539 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

        If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (i) FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY, (ii) FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002, (iii) FOR THE ADOPTION OF THE COMPANY'S 2002 EQUITY INCENTIVE PLAN AND (iv) FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

        The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Assistant Secretary, AVI BIOPHARMA, INC., One S.W. Columbia Street, Suite 1105, Portland, Oregon 97258, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting.

AVI BIOPHARMA, INC. DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to the directors and executive officers of AVI:

Name	Age	Position
Denis R. Burger, Ph.D.(1)	58	Chief Executive Officer and Chairman of the Board
Patrick L. Iversen, Ph.D.	46	Senior Vice President of Research and Development and Director
David H. Mason, Jr., MD	55	Senior Vice President of Clinical Development and Regulatory Affairs
Alan P. Timmins(1)	42	President, Chief Operating Officer and Director
Mark M. Webber	47	Chief Financial Officer and Chief Information Officer
Dwight D. Weller, Ph.D.(1)	51	Senior Vice President of Chemistry and Manufacturing and Director
Nick Bunick(3)	66	Director
Bruce L. A. Carter, Ph.D.(2)(3)	57	Director
John W. Fara, Ph.D.(3)	59	Director
James B. Hicks, Ph.D.(2)(3)	55	Director
Joseph Rubinfeld, Ph.D.	69	Director

(1)
Member of the Executive Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

        Denis R. Burger, Ph.D. has served as Chief Executive Officer of AVI since January 1996, and as Chairman of the Board of AVI since 1998. From 1992 to May 2000, he was President of AVI and from 1992 to 1995, he was Chief Operating Officer of AVI. Dr. Burger has also been a member of Sovereign Ventures, LLC, a biotechnology consulting and merchant banking venture since 1991. Dr. Burger is a member of the Board of Directors of SuperGen, Inc. and Trinity Biotech, PLC, biopharmaceutical companies. Dr. Burger received a B.A. in Bacteriology and Immunology from the University of California, Berkeley, and his M.S. and Ph.D. degrees in Microbiology and Immunology from the University of Arizona.

        Patrick L. Iversen, Ph.D. has served as Senior Vice President of Research and Development and a director of AVI since 1997. From 1987 through 1997, Dr. Iversen was on staff at the University of Nebraska Medical Center, most recently as a Professor in the College of Medicine. Dr. Iversen, who has published extensively on antisense research and development, additionally served as a consultant to various pharmaceutical and biotechnology companies, including GLAXO Inc., Innovir Pharmaceuticals,

Lynx Therapeutics, and Isis Pharmaceuticals, as well as to AVI, and he is a former member of the Leukemia Society of America Board of Directors. Dr. Iversen holds a B.S. in Biology from Westminster College and a Ph.D. in Biochemical Pharmacology and Toxicology from the University of Utah, followed by post-doctoral work at the Eppley Institute for Research in Cancer and Allied Diseases. Current services activities include being a member of the ALTX-1 study section of the National Institutes of Health and Scientific Advisory Board for the Linus Pauling Institute.

        David H. Mason, Jr., MD has served as Senior Vice President of Clinical Development and Regulatory Affairs of AVI since November 2000. He had served as Vice President of Medical Affairs for Elan Pharmaceuticals, a biopharmaceutical company, from 1993 to 2000. Dr. Mason received a BA in chemistry from Williams College and an M.D. from Duke University School of Medicine, with post graduate training at Duke, the National Institutes of Health, and the University of Michigan Medical Center.

        Alan P. Timmins has served as President of AVI since May 2000, Chief Operating Officer of AVI since October 1996, and as a director of AVI since 1997. From 1992 to May 2000, he was Executive Vice President and Chief Financial Officer of AVI. Mr. Timmins received a B.B.A. in Accounting and Management from the University of Portland and an M.B.A. from Stanford University. He is a Certified Public Accountant.

        Mark M. Webber has served as Chief Financial Officer and Chief Information Officer of AVI since May 2000 and as Controller since October 1997. From 1993 to 1997, he was Director of Finance for Pacific Rehabilitation and Sports Medicine, Inc., a physical therapy services company. Mr. Webber holds a B.S. degree in accounting from the University of Oregon.

        Dwight D. Weller, Ph.D. has served as Senior Vice President of Chemistry and Manufacturing since 1997, as Vice President of Research and Development of AVI from 1992 to 1997, and as a director of AVI since 1991. Dr. Weller received a B.S. in Chemistry from Lafayette College and a Ph.D. in Chemistry from the University of California at Berkeley, followed by postdoctoral work in Bio-Organic Chemistry at the University of Illinois.

        Nick Bunick has served as a director of AVI since 1992. Since 1990, Mr. Bunick has been the President and Chairman of the Board of Nick Bunick Custom Homes, Inc., Site Development Corporation and Lake Oswego Development Corp, real estate development companies, and Nick Bunick & Assoc., an investment management company. Mr. Bunick received a B.S. in Business Administration and Marketing from the University of Florida.

        Bruce L. A. Carter, Ph.D. has been a director of AVI since 1998. Dr. Carter is currently President and CEO of ZymoGenetics, Inc. of Seattle, a biopharmaceutical company, a position he also held from 1988 through 1993. From 1994 to 2000, Dr. Carter was Corporate Executive Vice President and Chief Scientific Officer for Novo Nordisk A/S, a biopharmaceutical company. From 1997 to 1998, Dr. Carter was a director of ImmunoTherapy Corporation, an early stage pharmaceutical development company, and a member of its Science Advisory Board from 1996 to 1998. Dr. Carter serves on the Boards of Directors of SkeleTech, Inc., BioImage A/S, Reddy US Therapeutics, Inc., biopharmaceutical companies, and the Fred Hutchinson Cancer Research Center Foundation Board. Dr. Carter holds a B.Sc. with Honors from the University of Nottingham, England, and a Ph.D. in Microbiology from Queen Elizabeth College, University of London.

        John W. Fara, Ph.D. has served as a director of AVI since May 2000. He served as the President and Chief Executive Officer of DepoMed, Inc. a biopharmaceutical company, since 1996, and as its Chairman of the Board since April 2000. Between 1990 and 1996, he served as President and Chief Executive Officer of Anergen, Inc., a biotechnology company, and previously was President of

Prototek, Inc., an early stage pharmaceutical development company. Dr. Fara holds a B.S. from the University of Wisconsin and a Ph.D. from the University of California at Los Angeles.

        James B. Hicks, Ph.D. has served as a director of AVI since 1997. He has served as the Chief Executive Officer, Chief Scientist and a director of Hedral Therapeutics, Inc., a biotechnology company, since its founding in 1993. Dr. Hicks received his B.A. degree in Biology from Willamette University and his Ph.D. in Molecular Biology from the University of Oregon, followed by post-doctoral research at Cornell University.

        Joseph Rubinfeld, Ph.D. has served as a director of AVI since 1996. He has served as Chief Executive Officer, President, Chief Scientific Officer and a director of SuperGen, Inc., a biotechnology company, since its inception in 1991. He received his B.S. in Chemistry from C.C.N.Y., and his M.A. and Ph.D. degrees in Chemistry from Columbia University.

Board of Directors Meetings and Committees

        During 2001, AVI's Board of Directors held four (4) meetings. Each incumbent director attended one-hundred percent (100%) of the aggregate of the total number of meetings held by the Board of Directors and of the total number of meetings held by all committees of the Board on which he served during the fiscal year ended December 31, 2001.

        The Board of Directors has appointed an Executive Committee, which held no meetings during the fiscal year ended December 31, 2001. The members of the Executive Committee currently are Alan P. Timmins and Drs. Denis R. Burger and Dwight D. Weller. The Executive Committee can meet between Board Meetings and take any action the Board of Directors can take, except for certain material corporate actions, such as approval of a merger or sale of substantially all the corporate assets. The Board of Directors has also appointed a standing Audit Committee which, during the fiscal year ended December 31, 2001, conducted one (1) meeting. The members of the Audit Committee currently are Nick Bunick and Drs. Bruce L. A. Carter, John W. Fara, and James B. Hicks. The Audit Committee oversees the annual and quarterly financial reporting process, confirms management's proposal for the independent auditors, discusses with the auditors their independence from management, reviews the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of AVI's internal financial and accounting controls and the Board of Directors' response to that letter, if deemed necessary. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was included in the Proxy Statement for the Company's 2001 Annual Shareholder Meeting. The Audit Committee is composed of "independent" directors as such term is defined in Rule 5200(a)(15) of the National Association of Securities Dealers (NASD) listing standards. The Board of Directors also has appointed a Compensation Committee which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers AVI's stock option plans. During the fiscal year ended December 31, 2001, the Compensation Committee held one (1) meeting. The members of the Compensation Committee currently are Drs. Bruce L. A. Carter and James B. Hicks.

Director Compensation

        Directors who are not employees of AVI receive a nonqualified option, upon joining the Board of Directors, to purchase 33,334 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the grant pursuant to AVI's 1992 Stock Incentive Plan, which vest ratably on each anniversary date of grant over four years of continued service to the Board. In addition, each outside director receives $1,500 for each Board meeting attended in person. Upon a non-employee director's second reelection to the Board of Directors and upon each subsequent reelection to the Board of Directors, that director will be granted a nonqualified option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common

Stock on the date of the grant pursuant to AVI's 1992 Stock Incentive Plan. These options vest ratably on each anniversary date of grant over two years. Drs. Carter, Fara and Rubinfeld are reimbursed for expenses of attendance at Board meetings.

Scientific Advisory Committee

        AVI has established relationships with a group of scientific advisors with expertise in their respective fields that complement AVI "s product research and development. The following individuals serve on the Scientific Advisory Committee to AVI's Board of Directors:

        Christopher K. Mathews, Ph.D. is Chairman of the Scientific Advisory Committee. He is the Chairman of the Biochemistry-Biophysics Department at Oregon State University. Dr. Mathews received a B.A. from Reed College and a Ph.D. in Biochemistry from the University of Washington. He performed postdoctoral work in Biochemistry at the University of Pennsylvania. Dr. Mathews joined the Scientific Advisory Committee in 1994 and was a director of AVI from 1991 to 1994.

        David J. Hinrichs, Ph.D. is a Research Scientist at the Veterans Administration Medical Center in Portland, Oregon and a Professor of Microbiology and Immunology at OHSU. From 1976 to 1985 he was a Professor of Microbiology at Washington State University. He received a Ph.D. in Microbiology from the University of Arizona in 1967.

        Andrew Zalewski, M.D., Ph.D. is an Interventional Cardiologist, a Professor of Medicine and the director of the Cardiovascular Research Center at Thomas Jefferson University in Philadelphia, Pennsylvania. He received his M.D. degree in 1975 and his Ph.D. in 1981 from Warsaw Medical School in Warsaw, Poland. He was a Research Fellow in Cardiology from 1981-83 at the Cardiovascular Research Institute in the Deborah Heart & Lung Center in Brown Mills, New Jersey and was a Fellow in Cardiology from 1983-84 at Thomas Jefferson University Hospital. He has been a faculty member at Thomas Jefferson University since 1985. He is the author of over 55 peer reviewed publications in prestigious medical and scientific journals, 14 book chapters related to cardiology, and over 75 abstracts presented at medical and scientific meetings. offered and accepted in fall of 2001.

AVI BIOPHARMA, INC. EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning the compensation of AVI's Chief Executive Officer and each of the four (4) other most highly compensated executive officers of AVI (the "named executive officers") for the fiscal years ending December 31, 2001, 2000 and 1999.

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus		Securities Underlying Options/SARs	All Other Compensation(1)
Denis R. Burger, Ph.D Chief Executive Officer	2001 2000 1999	$280,400 265,400 250,400		$100,000 — —	— 200,000 —	$6,800 6,800 7,487
Alan P. Timmins President and Chief Operating Officer	2001 2000 1999	$230,400 200,400 185,400		$75,000 — —	— 135,000 —	$6,800 6,800 5,537
David H. Mason, Jr., M.D.(2) Senior Vice President of Clinical Development and Regulatory Affairs	2001 2000 1999	$225,400 37,751 —		— — —	— 184,000 —	$6,800 — —
Patrick L. Iversen, Ph.D. Senior Vice President of Research and Development	2001 2000 1999	$200,400 175,400 160,400	$	— 25,000 —	— 84,000 28,000	$6,800 4,787 4,787
Dwight D. Weller, Ph.D. Senior Vice President of Chemistry and Manufacturing	2001 2000 1999	$190,400 175,400 160,400	$	— 25,000 —	— 84,000 —	$6,800 6,800 4,787

(1)
401(k) Company match.

(2)
Joined the Company in November 2000.

Stock Options

        No options were granted to the named executives during the year ended December 31, 2001, under AVI's 1992 Stock Incentive Plan.

Option Exercises and Holdings

        The following table provides information, with respect to the named executive officers, concerning the exercise of options during the year ended December 31, 2001, and unexercised options held as of December 31, 2001.

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2001 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2001(2) Exercisable/Unexercisable
Denis R. Burger, Ph.D	—	—	600,828/133,333	$3,140,641/$689,305
Patrick L. Iversen, Ph.D	—	—	198,000/70,000	909,745/390,761
David H. Mason, Jr., M.D	—	—	53,000/131,000	214,374/529,869
Alan P. Timmins	—	—	316,667/90,000	1,556,814/465,282
Mark M. Webber	750	2,893	51,011/95,125	194,332/390,262
Dwight D. Weller, Ph.D	—	—	162,000/56,000	732,508/289,509

(1)
The value realized is based on the difference between the market price at the time of exercise of the options and the applicable exercise price.

(2)
Represents the total gain which would be realized if all in-the-money options held at December 31, 2001 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of $10.92 per share at December 31, 2001. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

        There has been no re-pricing of stock options during the last ten years.

Section 16 Reports

        Section 16(a) of the Exchange Act requires AVI's directors and officers, and persons who own more than ten percent (10%) of a registered class of AVI's equity securities, to file initial reports of ownership and report of changes in ownership with the Commission. Such persons also are required to furnish AVI with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of such reports received by it with respect to fiscal year 2001, or written representations from certain reporting persons, AVI believes that all filing requirements applicable to its directors, officers and persons who own more than ten percent (10%) of a registered class of AVI's equity securities have been complied with for fiscal 2001.

Compensation Committee Report

        Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

        Compensation Philosophy.    The Compensation Committee of the Board of Directors, which is responsible for reviewing and evaluating the compensation of the Company's executive officers, approves and recommends to the Board of Directors compensation and award levels for executive officers of the Company. With regard to compensation actions affecting Dr. Burger, all of the outside members of the Board of Directors act as the approving body.

        The executive compensation program of the Company has been designed to:

  •
  Support a pay for performance policy that is tied to corporate and individual performance;

  •
  Motivate executive officers to achieve strategic business initiatives and reward them for their achievement;

  •
  Provide compensation opportunities which are comparable to those offered by similarly-sized biopharmaceutical companies; and

  •
  Align the interest of executives with the long-term interest of shareholders through award opportunities that can result in ownership of Common Stock.

Currently, the executive compensation program is comprised of a base salary and long-term incentive opportunities in the form of stock options, along with benefits offered to all employees of the Company.

        Base Salaries.    The base salaries of the Company's executive officers for 2001 were established effective January, 2001 as part of an annual compensation adjustment cycle. In establishing those salaries, the Compensation Committee considered information about salaries paid by companies of comparable size in the biopharmaceutical industry, individual performance, position, and internal comparability considerations. While all of these factors were considered, the Compensation Committee did not assign specific weights to any of these factors.

        Stock Plans.    The long-term, performance-based compensation of executive officers takes the form of option awards under the Company's 1992 Stock Incentive Plan (the "1992 Plan"), which is designed to align a significant portion of the executive compensation program with long-term shareholder interests. The 1992 Plan permits the granting of several different types of stock-based awards. The Compensation Committee expects the proposed 2002 Equity Incentive Plan to replace the 1992 Plan which expires this year. The Compensation Committee believes that equity-based compensation ensures that the Company's executive officers have a continuing stake in the long-term success of the Company. All options granted by the Company have been granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and, accordingly, will only have value if the Company's stock price increases. In granting options under the 1992 Plan, the Compensation Committee generally takes into account each executive's responsibilities, relative position in the Company, past grants, and approximate grants to individuals in similar positions for companies of comparable size in the biopharmaceutical industry.

        Executive Officer Compensation.    In 1996, the Company entered into employment contracts with Drs. Burger and Weller and Mr. Timmins, in 1997, Dr. Iversen, and, in 2000, Dr. Mason and Mr. Webber, that provides for a base annual compensation. The employment contracts are cancelable by the employee on sixty days notice and by AVI on thirty days notice or for cause (as defined in the agreement); provided, the employee will receive severance pay of one year's base salary following either termination without cause or, following a change in control (as defined in the agreement), voluntary termination by the employee. In addition, the employment agreements prevent any of them from competing with the Company or soliciting the employment of other individuals employed by the Company during their employment and for a period of one year thereafter. Under the employment agreement, they may not disclose the Company's confidential information to outsiders during employment and for a period of two years thereafter, and assign inventions conceived by them to the Company.

        In developing its recommendations regarding executive compensation, the Committee considered a number of factors, including analyses of compensation in similarly-sized companies in the biopharmaceutical industry, and analyses of compensation levels in similar companies in the Company's local geographic area.

                      COMPENSATION COMMITTEE

                      Bruce L. A. Carter, Ph.D.
                      James B. Hicks, Ph.D.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        During the fiscal year ended December 31, 2001, the members of the Compensation Committee were Drs. Bruce L. A. Carter and James B. Hicks. There were no employee directors on the Compensation Committee and no interlocks.

Audit Committee Report

        Under the Audit Committee Charter ("Charter"), the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is comprised of at least three directors, each of whom are independent of management and the Company. All committee members must be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee.

        Audit and other Fees.    Arthur Andersen LLP has been the Company's auditors since 1992. During fiscal 2001, the fees for audit and other services performed by Arthur Andersen, LLP for the Company totaled $35,126, broken down as follows:

	Nature of Services	Fees for services
	$26,626	Audit services
	$—	Financial Information System Design and Implementation Fees
	$8,500	All other fees

Total:	$35,126

        Audit Committee Duties.    The Charter sets forth the following duties of the Audit Committee:

1.
The Audit Committee oversees the annual and quarterly financial reporting processes.

2.
The Audit Committee confirms management's proposal for the independent auditor for the Company prior to ratification by the shareholders. The Audit Committee establishes and maintains a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's stockholders. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, direct management to consider replacement of the independent auditors.

3.
The Audit Committee periodically discusses and reviews with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

4.
The Audit Committee meets with management and the independent auditors prior to their audits to review and discuss the planned scope and objectives of their audits.

5.
The Audit Committee meets with the independent auditors and the internal auditors, with and without management present, after their audits to review and discuss the results of their examinations and appropriate analyses of the financial statements.

6.
The Audit Committee reviews the recommendations of the independent auditors for improving internal accounting controls and management's responses thereto.

7.
The Audit Committee reviews and discusses the reports of the independent auditors, with and without management present, as to the state of the Company's financial reporting systems and procedures, the adequacy of internal accounting and financial controls, the integrity and competency of the financial and accounting staff, and other aspects of the financial management of the Company.

8.
The Audit Committee reviews the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. The Audit Committee also discusses the results of the quarterly reviews and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The designated Chair of the Audit Committee represents the entire committee for the purposes of this review.

9.
The Audit Committee reviews with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee also discusses the results of the annual audit and any other matters, or required communications to the Audit Committee by the independent auditors under generally accepted auditing standards.

10.
The Audit Committee maintains free and open communication between the Audit Committee, directors who are not members of the Audit Committee, the Company's management, and the independent auditors.

11.
The Board ensures the Audit Committee has adequate resources and authority to discharge its responsibilities and duties including the following:

a.
The Audit Committee has full authority at its own discretion to institute investigations of any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company, including standing authority to retain special counsel or experts.

b.
The Audit Committee has the authority to review all aspects of the Company's financial operations on a planned basis.

c.
The Audit Committee has the authority to review the Company's policies and procedures and the actual implementation of such policies and procedures with respect to officers' expenses and perquisites.

12.
The Audit Committee reviews and assesses the adequacy of the audit committee charter annually with the Board of Directors as a whole. In addition, the Audit Committee reports to the Board of Directors any significant matters as they occur during the year.

        Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements.    In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2001 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Statements) related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence and (iv) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2001.

                      AUDIT COMMITTEE

                      Nick Bunick
                      Bruce L. A. Carter, Ph.D.
                      John W. Fara
                      James B. Hicks, Ph.D

The Board, including the members of the Audit Committee, believes the Audit Committee has performed and is performing its duties under its Charter.

Performance Graph

        The following graph compares the cumulative total shareowner return on the Company's Common Stock for the period beginning June 4, 1997, the date the Company's Common Stock began trading on the Nasdaq National Market, and ending December 31, 2001, as compared with the total return of the NASDAQ Composite Index and the Amex Biotech Index. This graph assumes an investment of $100 on June 4, 1997 in each of the company's common stock, the NASDAQ Composite Index and the Amex Biotech Index, and assumes reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

Performance Graph

	AVII	NASDAQ Composite Index	Amex Biotech Index
4-Jun-97	100	100	100
31-Dec-97	104.8	113.8	108.4
31-Dec-98	61.5	158.9	123.5
31-Dec-99	83.7	294.9	261.2
31-Dec-00	73.1	179.1	423.3
31-Dec-01	168.0	141.4	387.4

STOCK OWNED BY AVI BIOPHARMA, INC. MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information regarding the ownership of AVI Common Stock as of March 12, 2002, with respect to: (i) each person known by AVI to beneficially own more than five percent (5%) of the outstanding shares of AVI Common Stock, (ii) each of AVI's directors, (iii) each of AVI's named executive officers and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned
Name and Address of Beneficial Owner
	Number(1)	Percent(1)
Medtronic International, Ltd.(2) (formerly Medtronic Asset Management, Inc.) 710 Medtronic Parkway NE Minneapolis, MN 55432	4,760,564	17.9%
Joseph Rubinfeld, Ph.D.(3) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	2,717,545	11.7%
SuperGen, Inc.(3) 4140 Dublin Blvd, Suite 200 Dublin, CA 94568	2,684,211	11.6%
Denis R. Burger, Ph.D.(4) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	873,796	3.7%
Dwight D. Weller, Ph.D.(5) AVI BioPharma, Inc. 4575 S.W. Research Way, Suite 200 Corvallis, OR 97333	524,004	2.2%
Alan P. Timmins(6) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	395,702	1.7%
Patrick L. Iversen, Ph.D.(7) AVI BioPharma, Inc. 4575 S.W. Research Way, Suite 200 Corvallis, OR 97333	261,804	1.1%
Nick Bunick(8) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	111,259	*
Mark M. Webber(9) AVI BioPharma, Inc. 4575 S.W. Research Way, Suite 200 Corvallis, OR 97333	87,283	*
David H. Mason, Jr., MD(10) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	83,008	*

Bruce L.A. Carter, Ph.D.(11) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	42,640	*
James B. Hicks, Ph.D.(12) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	34,334	*
John W. Fara, Ph.D.(13) AVI BioPharma, Inc. 1 S.W. Columbia, Suite 1105 Portland, OR 97258	8,334	*
All directors and officers as a group (11 persons)	5,139,709	20.5%

*
Less than one percent
(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of March 12, 2002, are deemed beneficially owned and outstanding for computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person.
(2)
Includes 3,000,000 shares that could be acquired under a Warrant and 352,113 shares that could be acquired under a contractual purchase right exercisable with sixty (60) days of March 12, 2002.
(3)
The 2,684,211 shares held of record by SuperGen, Inc. are also included in the shares held by Dr. Rubinfeld, who is Chairman of the Board and Chief Executive Officer of SuperGen, Inc. Dr. Rubinfeld's shares also include 33,334 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(4)
Includes 34,434 shares held by Sovereign Ventures, LLC, a limited liability company in which Dr. Burger is a general partner. Also includes 667,494 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(5)
Includes 247,634 shares held jointly or by others over which Dr. Weller exercises voting and investment power, 190,000 shares subject to options exercisable by Dr. Weller and 31,750 shares subject to options exercisable by Dr. Weller's spouse within sixty (60) days of March 12, 2002.
(6)
Includes 361,667 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(7)
Includes 233,000 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(8)
Includes 50,667 shares held jointly or by others over which Mr. Bunick exercises voting and investment power. Includes 33,334 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(9)
Includes 75,636 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(10)
Includes 81,000 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(11)
Includes 40,120 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(12)
Includes 33,334 shares subject to options exercisable within sixty (60) days of March 12, 2002.
(13)
Includes 8,334 shares subject to options exercisable within sixty (60) days of March 12, 2002.

CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH AVI BIOPHARMA, INC.

        In December 1999, the Company entered into an agreement with SuperGen, Inc. The president and chief executive officer of SuperGen, Inc., Joseph Rubinfeld, Ph.D., is a member of our Board of Directors. Denis R. Burger, Ph.D., the chief executive officer of the Company is a member of the Board of Directors of SuperGen, Inc. Under terms of the agreement, the Company acquired $2.5 million cash and 100,000 shares of SuperGen, Inc. common stock, for one million shares of our common stock. SuperGen, Inc. also acquired exclusive negotiating rights for the United States market for Avicine, the Company's proprietary cancer vaccine currently in late-stage clinical testing against a variety of solid tumors.

        In April 2000, the Company entered into an alliance with SuperGen, Inc. for shared development and marketing rights for Avicine. Under the terms of the agreement, AVI and SuperGen will equally share in future clinical development and FDA registration costs as well as in profits from product sales in the United States. At closing the Company received from SuperGen, Inc. $5,000,000 in cash and 347,826 shares of SuperGen, Inc. common stock in exchange for 1,684,211 shares of AVI common stock and a warrant to purchase 1,665,878 shares of AVI common stock, subject to anti-dilution provisions. Closing of the transaction occurred during the third quarter of 2000.

        Effective May 19, 1993, the Company and ANTI-GENE DEVELOPMENT GROUP, a limited partnership (AGDG or the Partnership) founded in 1981 and registered in the State of Oregon entered into a Technology Transfer Agreement wherein the Partnership conveyed all intellectual property in its control to the Company. As part of the conveyance, the Company tendered to the Partnership for liquidation all partnership units received pursuant to the exchange offer and received a 49.37 percent undivided interest in the intellectual property. The Company then purchased the remaining undivided interest in the intellectual property for rights to payments of 4.05 percent of gross revenues in excess of $200 million, from sales of products, which would, in the absence of the Technology Transfer Agreement, infringe a valid claim under any patent transferred to the Company. The Company also granted to the Partnership a royalty-bearing license to make, use and sell small quantities of product derived from the intellectual property for research purposes only. This transaction is being reported, because at the time the original agreement was entered in 1993, certain then officers and/or directors, had and continue to have, an interest in AGDG.

        In March 2000, the Company and AGDG amended the Technology Transfer Agreement to give to AGDG and Gene Tools LLC, related organizations, exclusive, non royalty-bearing rights to in vitro diagnostic applications of the intellectual property. In consideration for this amendment, Gene Tools paid the Company $1 million and reduced the royalty that the Company would pay to AGDG under the Technology Transfer Agreement on future sales of therapeutic products from 4.05% to 3.00%. This transaction is being reported, because at the time the original agreement was entered in 1993, certain then officers and/or directors, had and continue to have, an interest in AGDG.

        In December 2000, the Company loaned its chief executive officer, Denis R. Burger, Ph.D., $500,000. The term of the loan was one year. The loan was secured by the chief executive officer's stock in AVI. Interest accrued at the rate of 8.5%. On January 3, 2002, the loan to the Company's chief executive officer was repaid in full with accrued interest.

        In May 2001, the Company entered into an Investment Agreement with Medtronic International, Ltd, ("MIL," then known as Medtronic Asset Management, Inc,), a wholly-owned subsidiary of Medtronic, Inc. In June 2001, pursuant to the Investment Agreement, MIL purchased 1,408,451 shares of the Company's Common Stock and received a Warrant for 3,000,000 shares of such stock at an exercise price of $10.00 per share and certain other purchase rights, based on agreed technology milestones being met or waived by MIL for an additional 352,113 shares of the Company's Common Stock at $7.10 per share and, based on the market price at the time purchased, up to an additional $7.5 million of such Common Stock. In June 2001, the parties entered into a related

Registration Rights Agreement under which the Company agreed to register such shares for resale. In June 2001, the Company also entered into a License and Development Agreement and a Supply Agreement with Medtronic, Inc. The License and Development Agreement granted Medtronic, Inc. certain rights to develop and use the Company's NEUGENE technology for the treatment of restenosis in heart disease. The Company is to receive certain fixed payments and license fees if the technology is developed and commercially exploited by Medtronic, Inc. Under the Supply Agreement the Company agreed to manufacture the licensed product pursuant to a negotiated cost and pricing formula. Neither MIL nor Medtronic, Inc. was a related party as of the date of the stock purchases in June 2001, but became such as a result of such purchases.

ELECTION OF AVI BIOPHARMA, INC. DIRECTORS
(Proposal I)

        At the AVI Annual Meeting, four (4) directors will be elected, each for a two-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

        Under AVI's bylaws, the directors are divided into two groups with Group I consisting of four (4) directors and Group II consisting of five (5) directors. The term of office of one group of directors expires in each year, and their successors are elected for terms of two years and until their successors are elected and qualified. There is no cumulative voting for election of directors.

        INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS.    The following table sets forth the names of the Board of Director's nominees for election as a Group I director and those directors who will continue to serve after the AVI Annual Meeting. Also set forth is certain other information with respect to each such person's age at March 12, 2002, the periods during which he has served as a director of AVI and positions currently held with AVI.

	Age	Director Since	Expiration Of Term	Position Held With AVI
Nominees:
James B. Hicks, Ph.D.	55	1997	2002	Director
Joseph Rubinfeld, Ph.D.	69	1996	2002	Director
Alan P. Timmins	42	1997	2002	President, Chief Operating Officer and Director
Dwight D. Weller, Ph.D.	51	1991	2002	Senior Vice President of Chemistry and Manufacturing and Director
Continuing Directors:
Denis R. Burger, Ph.D	58	1991	2003	Chief Executive Officer and Chairman of the Board
Patrick L. Iversen, Ph.D.	46	1997	2003	Senior Vice President of Research and Development and Director
Nick Bunick	66	1992	2003	Director
Bruce L. A. Carter, Ph.D.	57	1998	2003	Director
John W. Fara, Ph.D.	59	2000	2003	Director

        BOARD OF DIRECTORS COMMITTEES AND NOMINATIONS BY SHAREHOLDERS.    The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The

Board will also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to AVI's Corporate Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of AVI BioPharma not less than 60 days prior to the date of the meeting.

        See "AVI BIOPHARMA, INC. DIRECTORS AND EXECUTIVE OFFICERS" for biographical information with respect to the Nominees and Continuing Directors and "Director Compensation" for certain information regarding compensation of directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR. If a quorum is present, AVI's Bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the AVI Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

RATIFICATION OF APPOINTMENT OF AVI BIOPHARMA INDEPENDENT AUDITORS
(Proposal II)

        The AVI Board has appointed Arthur Andersen LLP to act as independent auditors for AVI for the fiscal year ending December 31, 2002, subject to ratification of such appointment by AVI's shareholders.

        Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Arthur Andersen LLP to audit the books and accounts of AVI for the fiscal year ending December 31, 2002.

        A representative of Arthur Andersen LLP is expected to be present at the AVI Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        THE AVI BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.    The proposal will be approved if at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the ratification of Arthur Andersen, LLP.

ADOPTION OF 2002 EQUITY INCENTIVE PLAN
(Proposal III)

General

        The Company's 1992 Stock Incentive Plan ("1992 Plan") expires in 2002 and the Company's 2000 Employee Stock Purchase Plan ("Stock Purchase Plan") has a limited number of shares available for purchase under that plan. The Company believes it needs to have a stock option and incentive plan to replace the 1992 Plan that provides incentives tied to Company performance to employees, directors, officers, consultants and independent contractors of the Company, allowing the acquisition of shares of the Company's common stock or equity equivalents, plus cash bonuses. On February 19, 2002, the Board of Directors adopted, subject to stockholder approval, the AVI BioPharma, Inc. 2002 Equity Incentive Plan (the "2002 Plan") and has reserved 2,500,000 shares of the Company's Common Stock for issuance under the 2002 Plan, subject to certain automatic increases in the number of shares reserved thereunder as outlined below which increases are designed to assure that a sufficient reserve of Common Stock remains available for the duration of the 2002 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. The purpose of the 2002 Plan is to provide the key employees selected for participation in the 2002 Plan with added incentives to continue in the service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to the achievement of long-term corporate economic objectives, so that the income of the key employees is more closely aligned with the income of the Company's shareholders. The 2002 Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company. The 2002 Plan is also designed to reward persons with material relationships with the Company, such as agents, consultants, advisors, independent contractors and directors. The following is a summary of the basic terms and provisions of the 2002 Plan, a complete copy of which is attached to this Proxy Statement.

        A total of 3,200,000 shares of the Company's Common Stock were reserved for issuance under the 1992 Plan. The provisions of that plan are similar to the 2002 Plan, except for the periodic replenishing of the option pool provided in the 2002 Plan. Under that plan, options covering 497,396 shares were exercised, options covering 2,701,725 shares remain outstanding and unexercised and the remaining approximate 879 shares are available for issuance for options prior to the plan's expiration this year. The Stock Purchase Plan allows employees (including employee directors) to purchase shares of the Company's Common Stock semiannually at prices based on 85% of the market price. A total of 250,000 shares of the Company's Common Stock were reserved for sale under that plan and 37,188 shares have been sold to date.

Summary of the 2002 Equity Incentive Plan

        The 2002 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. Transactions under the 2002 Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. The Committee may determine which options may be intended to qualify ("Incentive Stock Options") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or whether options are Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. The Committee also may determine the time or times when each option becomes exercisable, the duration of the exercise period for options and the form or forms of the instruments evidencing options granted under the 2002 Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the 2002 Plan. The Committee also may construe the 2002 Plan and the provisions in the instruments evidencing option granted under the 2002 Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the 2002 Plan. As of March 12, 2002, none of the Company's employees were participating in the 2002 Plan and no stock options to purchase shares of the Company's Common Stock were outstanding under the 2002 Plan. Awards under the 2002 Plan are discretionary. Therefore, awards for the current fiscal year are not presently determinable

        Share Reserve. A Total of 2,500,000 shares are initially reserved for issuance under the 2002 Plan. The number of shares reserved for issuance will be increased by (i) the number of unissued shares of the Company's Common Stock under the 1992 Plan that are not subject to options upon termination of that plan (approximately 879 shares currently) and by the number of shares subject to option under the 1992 Plan that expire unexercised following the plan's termination (approximately 2,701,725 shares currently are outstanding under unexercised option grants to 71 employees under the 1992 Plan), up to 2,700,000 shares, and (ii) an automatic annual share increase pursuant to which the number of shares available for issuance under the 2002 Plan will automatically increase on the first trading day of each fiscal year (the "First Trading Day"), beginning with the 2003 fiscal year and continuing through the fiscal year 2011, by an amount equal to two percent (2%) of the total number of shares outstanding on the last trading day of the immediately preceding fiscal year; such increases being subject to the limitation in the next sentence. The 2002 Plan provides that, following any such adjustment, the number of then outstanding options under the Company's stock option plans and stock purchase plans, together with options in the reserve then available for future grant under the Company's stock option plans, shall not exceed twenty percent (20%) of the then outstanding voting shares of capital stock of the Company, together with all then actually outstanding stock options under the Company's stock option plans, together with all shares in the reserve then available for future grant under the Company's stock option and stock purchase plans. This automatic share increase feature is designed to assure that a sufficient reserve of Common Stock remains available for the duration of the 2002 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. This feature is also designed to eliminate the uncertainty inherent in seeking an individual increase to the reserve each year as to what number of shares will be available in the reserve for option grants. Creating a certain rate of growth under the 2002 Plan will assist the Company as it makes strategic personnel decisions in an effort to expand its growth, as the Company will know the approximate number of shares that will become available for issuance under the 2002 Plan. At the same time, the Company has attempted to minimize the dilutive effect that the issuance of Common Stock upon the exercise of options can have on stockholders' percentage of ownership in the Company by adopting only a 2% growth rate for the 2002 Plan. This rate, while it provides room for growth in the 2002 Plan, is a rate which the Company believes it can reasonably sustain, minimizing the risk to stockholders that the option reserve grows faster than the Company itself. The twenty percent (20%) limitation discussed above further protects shareholders by capping the size of the 2002 Plan in relation to the Company's other securities.

        The 2002 Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares. In addition, the 2002 Plan provides for adjustments in the purchase price and exercise period by the Committee in the event of a proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, or in the event there is a change in constitution of the Common Stock of the Company.

        Participants in the 2002 Plan may be selected by the Committee from employees, officers, directors and consultants of the Company. There are presently 71 employees (including four employee directors), five nonemployee directors and 16 consultants eligible to participate in the 2002 Plan. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee deems relevant to accomplish the purposes of the 2002 Plan.

        Only employees of the Company as the term "employees" is defined for the purposes of Code will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the 2002 Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.

        Each option granted under the 2002 Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the fair market value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the 2002 Plan to a person owning more than 10% of the total combined voting power of the Common Stock will have an option price of not less than 110% of the fair market value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the 2002 Plan will be at an exercise price as determined by the Company's Board. Fair market value on the date of grant is defined as a value determined in the discretion of the

Company's Board; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for the date of grant or authorization of sale, as reported by Nasdaq.

        The exercise period of Incentive Stock Options granted under the 2002 Plan generally may not exceed ten (10) years from the date of grant thereof. Incentive Stock Options granted to a person owning more than 10 percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. The Committee will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of an Incentive Stock Option beyond ten (10) years from the date of grant.

        To exercise an option, the optionee must pay the full exercise price in whole or in part consisting of cash or transfer to the Company of shares having a fair market value at the time of such exercise equal to the option exercise price.

        An option may not be exercised unless the optionee then is an employee, officer, director or consultant of the Company, and unless the optionee has remained continuously as an employee, officer, director or consultant of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, director or consultant of the Company, all options which are not vested under the 2002 Plan by the time of death, disability, retirement or termination of employment, immediately terminate. All options granted to such optionee that are fully vested to such optionee but not yet exercised, will terminate (i) twelve (12) months after the date the optionee ceases to be an employee, officer or director of the Company by reason of death or disability; or (ii) thirty (30) days after termination of employment for any other reason, except upon termination for cause, the terminated employee's options will only be exercisable through the date of termination of employment.

        If an optionee dies while an employee, officer, director or consultant, or is terminated by reason of disability, all options theretofore granted to such optionee, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by request or inheritance, but only to the extent of the right to exercise as of the date of death or disability.

        Options granted under the 2002 Plan are not transferable other than by will or by the laws of descent and distribution. Options may be exercised during the lifetime of the optionee only by the optionee. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

        The Company, to the extent permitted by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise otherwise due to the optionee. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be required to withhold.

        The 2002 Plan was adopted effective as of February 19, 2002. Grants under the 2002 Plan may be made from time-to-time until December 31, 2011. Options granted under the 2002 Plan may extend beyond that date and the terms and conditions of the 2002 Plan will continue to apply to such options. The Company's Board may amend, terminate or suspend the 2002 Plan at any time, provided that no amendment regarding amount, price or timing of the grants may be made more than once every six (6) months other than to comport with changes in certain Securities Exchange Act and Code requirements. Amendments that would materially increase the number of shares that may be issued, materially modify the requirements as to eligibility for 2002 Plan participation, or materially increase the benefits to 2002 Plan participants must be approved by shareholders.

        Federal Income Tax Consequences.    The following discussion summarizes the material federal income tax consequences of participation in the 2002 Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign tax consequences. There are no tax consequences to the Company or the optionee upon the grant of a Non-Qualified Stock Option under the 2002 Plan. Upon the exercise of a Non-Qualified Stock Option, an optionee recognizes ordinary income equal to the difference between the exercise price for the shares and the fair market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction equal to the amount of income recognized by the optionee at the time of recognition by the optionee, provided that the Company meets its federal income and employment tax withholding obligations and that the deduction is not otherwise disallowed by the Code.

        An optionee does not recognize income upon the grant or exercise of an Incentive Stock Option, except that the excess of the fair market value of the shares at the time of exercise over the option price will be income for purposes of calculating the optionee's alternative minimum tax, if any. An option loses its status as an Incentive Stock Option if the optionee exercises the Incentive Stock Option (i) more than three months after the optionee terminates employment or retires for reasons other than death or disability or (ii) more than one year after the optionee terminates employment because of disability. If an optionee does not make a "disqualifying disposition" (defined below) of an Incentive Stock Option, the gain, if any, upon a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long-term capital gain.

        For shares acquired through exercise of an Incentive Stock Option, a "disqualifying disposition" is a transfer of the shares (i) within two years after the grant of the Incentive Stock Option or (ii) within one year after the transfer of the shares to the optionee pursuant to the Incentive Stock Option's exercise. If the optionee makes a disqualifying disposition, the optionee generally will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the option price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the Incentive Stock Option was exercised over the option price will be ordinary income and the balance, if any, will be long-term or short-term capital gain, depending on whether the shares were sold more than one year after the Incentive Stock Option was exercised. If, however, the optionee sells the shares to an unrelated party at a price that is below the fair market value of the shares at the time the Incentive Stock Option was exercised and the sale is a disqualifying disposition, the amount of ordinary income will be limited to the amount realized on the sale over the option price.

        Shares that are subject to restrictions on transfer and also to a substantial risk of forfeiture (as defined in regulations under Section 83 of the Code), referred to herein as "Restricted Stock" are subject to special tax rules. For example, officers, directors and 10% shareholders of the Company may in some instances acquires Common Stock treated as Restricted Stock because of certain securities laws restrictions on resale. If an optionee acquires Restricted Stock the amount included in compensation income in the case of a Non-Qualified Stock Option or in the case of an Incentive Stock Option if a disqualifying disposition of such stock is made, generally will be determined as of some later date and will equal the difference between the amount paid for the Restricted Stock and its fair market value at that time, unless the optionee files a timely election under Section 83(b) of the Code electing to determine the amount of income at the time of exercise. (There may be other tax consequences associated with this election.)

        The Company is entitled to a deduction with respect to an Incentive Stock Option only in the taxable year if the Company in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE 2002 EQUITY INCENTIVE PLAN. The proposal will be approved if at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the 2002 Plan.

AMENDMENT TO THE ARTICLES OF INCORPORATION
(Proposal IV)

General

        The Company' Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock (par value $.0001) and 2,000,000 shares of Preferred Stock (par value $.0001) with the Board of Directors having the right to set the rights, privileges and preferences of any preferred stock issued. There are currently 23,245,539 shares of the Company's Common Stock outstanding and 13,492,845 shares of Common Stock reserved for issuance under warrants, options and certain other contractual purchase rights, a total commitment of 36,738,384 shares of the 50,000,000 shares. No shares of or rights to acquire Preferred Stock are outstanding.

        The Company may need additional authorized capital stock for issuance in connection with stock splits, acquisitions, stock options, issuance of securities, and new financing transactions. Accordingly, on February 19, 2002, the Company's Board approved an amendment to Article II of the Company's Articles of Incorporation to increase the authorized Common Stock to 200,000,000 shares and Preferred Stock to 20,000,000 shares as set forth in the attached to this Proxy. The amendment also more clearly details the Board of Directors' right under Oregon law to designate the rights, privileges and obligations of the Preferred Stock in the Articles of Incorporation without making any substantive change to those rights. Except for the issuance of shares of Common Stock to satisfy existing rights, such as outstanding options or warrants, to acquire Common Stock, the Company has no present plans to issue any Common Stock or Preferred Stock.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.    The proposal will be approved if at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of this proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to Article II of the Company's Articles of Incorporation.

OTHER BUSINESS

        As of the date of this Proxy Statement, the Company knows of no other business that will be presented for action at the meeting. If any other business requiring a vote of the shareholders should properly come before the meeting, the persons named in the enclosed proxy form will vote in their discretion upon such other matters.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

        Any shareholder proposal intended for inclusion in the proxy statement and form of proxy relating to the Company's 2003 annual meeting of shareholders must be received by the Company not later than December 31, 2002, pursuant to the proxy soliciting regulations of the Securities and Exchange

Commission (the "SEC"). Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time.

COST OF SOLICITATION

        The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be additionally compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

ADDITIONAL INFORMATION

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2001 with the Securities and Exchange Commission (the "SEC"). The SEC maintains a web site, www.sec.gov, that contains reports, proxy statements, and certain other information filed electronically by the Company with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K, without exhibits, by writing to Investor Relations, AVI BioPharma, Inc., One S.W. Columbia Street, Portland, Oregon 97258 or visiting the Company's web site at www.avibio.com.

AVI BIOPHARMA, INC.
2002 EQUITY INCENTIVE PLAN

as adopted February 19, 2002

A-i

ARTICLE VIII—RESTRICTED STOCK AWARDS		A-11
8.1	Grant of Restricted Stock Awards	A-11
8.2	Restrictions	A-11
8.3	Privileges of a Shareholder, Transferability	A-12
8.4	Enforcement of Restrictions	A-12
ARTICLE IX—STOCK UNITS		A-12
ARTICLE X—STOCK APPRECIATION RIGHTS		A-12
10.1	Persons Eligible	A-12
10.2	Grant	A-12
10.3	Exercise	A-13
10.4	Number of Shares or Amount of Cash	A-13
10.5	Effect of Exercise	A-13
10.6	Termination of Employment	A-13
ARTICLE XI—OTHER COMMON STOCK GRANTS		A-13
ARTICLE XII—CHANGE IN CONTROL		A-13
12.1	In General	A-13
12.2	Definition	A-14
ARTICLE XIII—RIGHTS OF EMPLOYEES; PARTICIPANTS		A-14
13.1	Employment	A-14
13.2	Nontransferability	A-14
13.3	No 2002 Plan Funding	A-14
ARTICLE XIV—GENERAL RESTRICTIONS		A-14
14.1	Investment Representations	A-14
14.2	Compliance with Securities Laws	A-15
14.3	Changes in Accounting Rules	A-15
ARTICLE XV—OTHER EMPLOYEE BENEFITS		A-15
ARTICLE XVI—2002 PLAN AMENDMENT, MODIFICATION AND TERMINATION		A-15
ARTICLE XVII—WITHHOLDING		A-16
17.1	Withholding Requirement	A-16
17.2	Withholding With Stock	A-16
ARTICLE XVIII—REQUIREMENTS OF LAW		A-16
18.1	Requirements of Law	A-16
18.2	Federal Securities Law Requirements	A-16
18.3	Governing Law	A-16
ARTICLE XIX—DURATION OF THE 2002 PLAN		A-16

A-ii

AVI BIOPHARMA, INC.

2002 EQUITY INCENTIVE PLAN

ARTICLE 1—INTRODUCTION

        1.1    Establishment.    Effective February 19, 2002, AVI BioPharma, Inc., an Oregon corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in subsection 2.1(a)) as the "Company" except where the context otherwise requires), establishes the AVI BioPharma, Inc. 2002 Equity Incentive Plan (the "2002 Plan") for certain key employees of the Company, subject to shareholder approval (the "Effective Date"). The 2002 Plan, as adopted, permits the grant of stock options, restricted stock awards, stock appreciation rights, stock units and other stock grants to certain key employees of the Company. The 2002 Plan also permits the grant of stock options, restricted stock awards, stock appreciation rights, stock units and other stock grants to certain persons with a relationship with the Company, including, agents, consultants, advisors, independent contractors and directors.

        1.2    Purposes.    The purposes of the 2002 Plan are to provide the key employees selected for participation in the 2002 Plan with added incentives to continue in the service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to the achievement of long-term corporate economic objectives, so that the income of the key employees is more closely aligned with the income of the Company's shareholders. The 2002 Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company. The 2002 Plan is also designed to reward persons with material relationships with the Company, such as agents, consultants, advisors, independent contractors and directors.

ARTICLE II—DEFINITIONS

        2.1    Definitions.    The following terms shall have the meanings set forth below:

          (a)  "Affiliated Corporation" means any corporation or other entity (including but not limited to a partnership) that is affiliated with AVI BioPharma, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Sections 414(b) and (c) of the Code, together with any parent or subsidiary of the Company as defined in Section 424 of the Code.

          (b)  "Award" means an Option, a Restricted Stock Award, a Stock Appreciation Right, a Stock Unit, grants of Stock pursuant to Article XI or other issuances of Stock hereunder.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e)  "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the 2002 Plan. The Committee shall be so constituted at all times as to permit the 2002 Plan to comply with Section 162(m) of the Code and Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board; provided, prior to becoming a "public company" under the Securities Exchange Act of 1934, the Board may serve as the Compensation Committee and options may be granted and approved by the alternative methods provided in Rule 16b-3.

          (f)    "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

          (g)  "Eligible Employees" means those key employees (including, without limitation, officers and directors who are also employees) of the Company or any division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business.

          (h)  "Fair Market Value" of a share of Stock shall be the last reported sale price of the Stock on the Nasdaq National Market on the day the determination is to be made, or if no sale took place on such day, the average of the closing bid and asked prices of the Stock on the Nasdaq National Market on such day, or if the market is closed on such day, the last day prior to the date of determination on which the market was open for the transaction of business, as reported by Nasdaq. If, however, the Stock should be listed or admitted for trading on a national securities exchange, the Fair Market Value of a share of the Stock shall be the last sales price, or if no sales took place, the average of the closing bid and asked prices on the day the determination is to be made, or if the market is closed on such day, the last day prior to the date of determination on which the market was open for the transaction of business, as reported in the principal consolidated transaction reporting system for the principal national securities exchange on which the Stock is listed or admitted for trading. If the Stock is not listed or traded on NASDAQ or on any national securities exchange, the Fair Market Value for purposes of the grant of Options under the 2002 Plan shall be determined by the Committee in good faith in its sole discretion.

          (i)    "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

          (j)    "Non-Qualified Option" means any Option other than an Incentive Option.

          (k)  "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the 2002 Plan shall be either Incentive Options or NonQualified Options.

          (l)    "Option Certificate" shall have the meaning given to such term in Section 7.2 hereof.

          (m)  "Option Holder" means a Participant who has been granted one or more Options under the 2002 Plan.

          (n)  "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

          (o)  "Participant" means an Eligible Employee or a Related Party designated by the Committee from time to time during the term of the 2002 Plan to receive one or more of the Awards provided under the 2002 Plan.

          (p)  "Related Party" means the Company's agents, consultants, advisors, independent contractors, sales representatives, distributors and principals and retail distribution outlets.

          (q)  "Restricted Stock Award" means an award of Stock granted to a Participant pursuant to Article VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

          (r)  "Share" means a share of Stock.

          (s)  "Stock" means the Common Stock of the Company.

          (t)    "Stock Appreciation Right" means the right, granted by the Committee pursuant to the 2002 Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

          (u)  "Stock Purchase Plan" means the Company's 2000 Employee Stock Purchase Plan.

          (v)  "Stock Unit" means a measurement component equal to the Fair Market Value of one share of Stock on the date for which a determination is made pursuant to the provisions of this 2002 Plan.

          (w)  "1992 Plan" means the Company's 1992 Stock Incentive Plan.

        2.2    Gender and Number.    Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III—2002 PLAN ADMINISTRATION

        The 2002 Plan shall be administered by the Committee. In accordance with the provisions of the 2002 Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Related Parties, determine the Awards to be made pursuant to the 2002 Plan, the number of Stock Units, Stock Appreciation Rights or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Units, and establish such other terms and requirements of the various compensation incentives under the 2002 Plan as the Committee may deem necessary or desirable and consistent with the terms of the 2002 Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the 2002 Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the 2002 Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2002 Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the 2002 Plan shall be binding and conclusive for all purposes and on all persons.

ARTICLE IV—STOCK SUBJECT TO THE 2002 PLAN

        4.1    Number of Shares.    The number of shares of Stock that are authorized for issuance under the 2002 Plan in accordance with the provisions of the 2002 Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 2,500,000 shares (as presently constituted) of the Company's Common Stock, subject to adjustment from time to time as provided in Sections 4.1 and 4.3. The number of shares of Common Stock reserved for issuance under this 2002 Plan (2,500,000, as presently constituted) will be increased by (i) the number of shares of Stock (A) remaining available for issuance, but not covered by options, upon expiration of the 1992 Plan and (B) the number of shares of Common Stock covered by options under the 1992 Plan following its termination that expired unexercised, up to an additional 2,700,000 shares (as presently constituted), and (ii) on each First Trading Day, beginning with the 2003 First Trading Day and continuing through the First Trading Day of fiscal year 2011, by the number of shares equal to two percent (2%) of the total number of shares of the Company's Common Stock outstanding on the last trading day of the immediately preceding fiscal year; provided, however, that such increases in the aggregate shall be limited, to the extent necessary, such that following each increase the sum of the options outstanding under all the Company's stock option and stock purchase plans and available for issuance or sale, thereunder, including the 1992 Plan and Stock Purchase Plan (together, the "Available Option Shares") does not exceed twenty percent (20%) of the sum of the outstanding voting shares of the capital stock of the Company plus the Available Option Shares ("Available Share Ceiling");

provided, however, in future calculation of such limitation, the number of shares not included due to the Available Share Ceiling shall be carried forward and included in shares available under this 2002 Plan at such time as such inclusion would not violate the Available Share Ceiling. However, shares subject to any option or portion thereof surrendered or cancelled in payment of the exercise price or to satisfy any applicable tax withholdings shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the 2002 Plan with the number of shares available for issuance reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued. The adjustments determined by the Committee shall be final, binding and conclusive. This authorization may be increased from time to time by approval of the Board and by the shareholders of the Company if, in the opinion of counsel for the Company, shareholder approval is required. Shares of Stock that may be issued upon exercise of Options, or Stock Appreciation Rights, that are issued as Restricted Stock Awards, that are issued with respect to Stock Units, and that are issued as incentive compensation or other stock grants under the 2002 Plan shall be applied to reduce the maximum number of shares of Stock remaining available for use under the 2002 Plan. The Company shall at all times during the term of the 2002 Plan and while any Options or Stock Units are outstanding retain as authorized and unissued Stock at least the number of shares from time to time required under the provisions of the 2002 Plan, or otherwise assure itself of its ability to perform its obligations hereunder. For purposes of this Section 4.1, "First Trading Day" shall mean the first trading day of the Company's fiscal year.

        4.2    Other Shares of Stock.    Any shares of Stock that are subject to an Option that expires, that are repurchased under repurchase rights retained on their issuance, that are forfeited for any reason (including under a Stock Bonus) or that for any reason the rights to acquire hereunder are terminated unexercised, and any shares of Stock withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option under this 2002 Plan shall automatically become available for use under the 2002 Plan.

        4.3    Adjustments for Stock Split, Stock Dividend, Etc.    If the Company shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Awards may be granted under the 2002 Plan and (ii) the shares of the Stock then included in each outstanding Award granted hereunder. Such adjustments to the outstanding stock options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options

        4.4    Other Distributions and Changes in the Stock.    If

          (a)  the Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.3), or

          (b)  the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

          (c)  there shall be any other change (except as described in Section 4.3) in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of shares subject to an Option or other Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the 2002 Plan and on each outstanding Option or Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.4, pursuant to Section 8.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock upon the Participant's becoming a holder of record of the Stock.

        4.5    General Adjustment Rules.    No adjustment or substitution provided for in this Article IV shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

        4.6    Determination by the Committee, Etc.    Adjustments under this Article IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V—CORPORATE REORGANIZATION

        5.1    Reorganization.    Upon the occurrence of any of the following events, if the notice required by Section 5.2 shall have first been given, the 2002 Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect whatsoever, and other Awards then outstanding shall be treated as described in Sections 5.2 and 5.3, without the necessity for any additional notice or other action by the Board or the Company: (a) the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or (b) the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as holding company of an entity or entities that conduct the business or business formerly conducted by the Company); or (c) the dissolution or liquidation of the Company.

        5.2    Required Notice.    At least 30 days' prior written notice of any event described in Section 5.1 shall be given by the Company to each Option Holder and Participant unless (a) in the case of the events described in clauses (a) or (b) of Section 5.1, the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options except that the Option Holder shall have the right thereafter to purchase the kind and amount of securities or property or cash receivable upon such merger, consolidation, other reorganization, sale or conveyance by a holder of the number of Shares that would have been receivable upon exercise of the Option immediately prior to such merger, consolidation, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares), or (b) the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the adjustment of outstanding Awards (other than Options) so that such Awards shall entitle the Participant to receive the kind and amount of securities or property or cash receivable upon such merger, consolidation, other reorganization, sale or conveyance by a holder of the number of Shares that would have been receivable with respect to such

Award immediately prior to such merger, consolidation, other reorganization, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this Article V shall similarly apply to successive mergers, consolidations, reorganizations, sales or conveyances. Such notice shall be deemed to have been given when delivered personally to a Participant or when mailed to a Participant by registered or certified mail, postage prepaid, at such Participant's address last known to the Company.

        5.3    Acceleration of Exercisability.    Participants notified in accordance with Section 5.2 may exercise their Options at any time before the occurrence of the event requiring the giving of notice (but subject to occurrence of such event), regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied. Upon the giving of notice in accordance with Section 5.2, all restrictions with respect to Restricted Stock and other Awards shall lapse immediately, all Stock Units shall become payable immediately and all Stock Appreciation Rights shall become exercisable. Any Options, Stock Appreciation Rights or Stock Units that are not assumed or substituted under clauses (a) or (b) of Section 5.2 that have not been exercised prior to the event described in Section 5.1 shall automatically terminate upon the occurrence of such event.

        5.4    Limitation on Payments.    If the provisions of this Article V would result in the receipt by any Participant of a payment within the meaning of Section 280G of the Code and the regulations promulgated thereunder and if the receipt of such payment by any Participant would, in the opinion of independent tax counsel of recognized standing selected by the Company, result in the payment by such Participant of any excise tax provided for in Sections 280G and 4999 of the Code, then the amount of such payment shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Participant.

ARTICLE VI—PARTICIPATION

        Participants in the 2002 Plan shall be those Eligible Employees and Related Parties who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company or an Affiliated Corporation, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the 2002 Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the 2002 Plan and any such agreement entered into hereunder, the provisions of the 2002 Plan shall govern.

ARTICLE VII—OPTIONS

        7.1    Grant of Options.    Coincident with or following designation for participation in the 2002 Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised, except as provided in subsection 7.2(i). An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        7.2    Stock Option Certificates.    Each Option granted under the 2002 Plan shall be evidenced by a written stock option certificate (an "Option Certificate"). An Option Certificate shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Certificate shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

          (a)  Number of Shares. Each Option Certificate shall state that it covers a specified number of shares of Stock, as determined by the Committee.

          (b)  Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Certificate, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option (both Incentive and Non-Qualified) is granted.

          (c)  Duration of Options; Restrictions on Exercise. Each Option Certificate shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Certificate shall also set forth any installment or other restrictions on Option exercise during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

          (d)  Termination of Employment, Death, Disability, Etc. The Committee may specify the period, if any, after which an Option may be exercised following termination of the Option Holder's employment. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's employment. If the Committee does not otherwise specify, the following shall apply:

              (i)  If the employment of the Option Holder terminates for any reason other than death or Disability within six months after the date the Option is granted or if the employment of the Option Holder is terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures.

            (ii)  If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder, or in the case of death by the persons specified in subsection (iii) of this subsection 7.2(d), within one year following his or her Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment because of Disability.

            (iii)  If the Option Holder dies during the Option Period while still employed or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter.

    In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

            (iv)  If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, Disability or the Option Holder's death, and such termination occurs more than six months after the Option is granted, the Option may be exercised by the Option Holder within thirty (30) days following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of employment.

Such periods of exercise following termination of employment may be extended by the Committee, but not beyond the original expiration date of the options and the Committee may increase the portion of an option exercisable. The Committee may place such limitations on the exercise of options by a Related Party as it deems appropriate

          (e)  Transferability. Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

          (f)    Exercise, Payments, Etc.

              (i)  Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's loan transaction described in subsection 7.2(f)(ii)(D), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

            (ii)  The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

              (A)  in cash;

              (B)  by certified, cashier's check or other check acceptable to the Company, payable to the order of the Company;

              (C)  by delivery of the common stock of the Company, including with Board approval if the Company is not a "public reporting" company for SEC purposes under the Securities Exchange Act of 1934, by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months; for purposes of this 2002 Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

              (D)  by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

              (E)  with Board approval, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company or payment by a recourse promissory note; provided, in the case of any deferred payment agreement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement; or

              (F)  any other form of legal consideration that may be acceptable to the Committee.

          (g)  Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

          (h)  Withholding.

              (i)  Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in Article XV.

            (ii)  Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at its principal office in Portland, Oregon (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The

    Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

          (i)    Issuance of Additional Option. If an Option Holder pays all or any portion of the exercise price of an Option with Stock, or pays all or any portion of the applicable withholding taxes with respect to the exercise of an Option with Stock that has been held by the Option Holder for more than a period, not shorter than six months, to be determined by the Committee, the Committee may, in its sole discretion, grant to such Option Holder a new Option covering the number of shares of Stock used to pay such exercise price and/or withholding tax. The new Option shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the date of the exercise of the Option and shall have the same terms and provisions as the exercised Option, except as otherwise determined by the Committee in its sole discretion.

          (j)    Early Exercise; Vesting. The Option may, but need not, include a provision whereby the Option Holder may elect at any time or for a specific period of time while an employee or, if not an employee, continuing in the relationship pursuant to which the Option was granted, to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate. Further, notwithstanding anything herein to the contrary, the Committee may (in its sole discretion) make an Option fully vested in the event of an Option Holder's death or total and permanent disability or accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest hereunder, notwithstanding the terms of the Option stating that the time at which it may first be exercised or the time during which it will vest.

        7.3    Restrictions on Incentive Options.

          (a)  Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the 2002 Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

          (b)  Ten Percent Shareholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

          (c)  Eligible Employees. Incentive Options may only be issued to Eligible Employees, not related parties, unless such Related Party is also an Eligible Employee.

          (d)  Conversion. The Board may convert an Incentive Option to a Non-Qualified Option.

        7.4    Shareholder Privileges.    No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Article IV.

        7.5.    Option Grants to Non-Employee Directors.

          (a)  Initial Grants. Each person who is or becomes a Non-Employee Director after February 19, 2002 shall be automatically granted an option to purchase shares of Stock as follows: (i) an option for 33,334 shares of Stock (as presently constituted) on the date he or she first becomes a Non-Employee Director ("Initial Director Option") and (ii) an option for an additional 20,000 shares of Stock (as presently constituted) on the date he or she is reelected for a third two-year term as a Non-Employee Director ("Reelection Option"). A "Non-Employee Director" is a director who is not an employee of the Company or any of its subsidiaries and has not been an employee of the Company or any of its subsidiaries within one year of any date as of which a determination of eligibility is made. The Committee may readjust the option grants to reflect any change in the terms of directors from the present two-year terms or to reflect the appointment of a Non-Employee Director to fill a vacancy in the Board at other than the annual meeting ("Director Term Variance"). No further option shall be granted directors under the existing 1992 Stock Option Plan.

          (b)  Exercise Price. The exercise price of an option granted pursuant to this Section 7.5 shall be equal to the Fair Market Value of the Stock on the date of grant.

          (c)  Term Of Option. The term of each such option grant shall be 10 years from the date of grant.

          (d)  Exercisability. Until an option expires or is terminated and except as otherwise provided herein, (i) the Initial Director Option shall vest ratably (become exercisable) on each anniversary date of grant over four years of continued service on the Board (adjusted for any Director Term Variance) and (ii) the Reelection Option shall vest ratably (become exercisable) on each anniversary date of grant over two years (adjusted for any Director Term Variance).

        For purposes of this Section 7.5, the date of grant shall be the date the Non-Employee Director is appointed or elected/reelected to office as a director and a complete month of service for purposes of vesting shall be deemed to be the period which starts on the date of grant and ends on the day before the same day of the following calendar month, so that each successive "complete month" ends on the same day of each successive calendar month or, in respect of any calendar month which does not include such a day, that "complete month" shall end on the first day of the next following calendar month.

          (e)  Termination as a Director. If an optionee ceases to be a director of the Company for any reason, including death, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the sooner period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

          (f)    Nontransferability. Each option by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

          (g)  Exercise Of Options. Options may be exercised upon payment of cash or shares of Stock. Unless otherwise determined by the Committee, if an option is exercised within six months of the date of grant, the shares acquired upon such exercise may not be sold until six months after the date of grant.

ARTICLE VIII—RESTRICTED STOCK AWARDS

        8.1    Grant of Restricted Stock Awards.    Coincident with or following designation for participation in the 2002 Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

        8.2    Restrictions.    A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company or an Affiliated Corporation for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Stock shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all employment period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment completed at the time of termination of employment from the grant of each Award to the total number of months of employment required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. In the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

        8.3    Privileges of a Shareholder, Transferability.    A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this Article VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 13.2. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

        8.4    Enforcement of Restrictions.    The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

          (a)  Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

          (b)  Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE IX—STOCK UNITS

        A Participant may be granted a number of Stock Units determined by the Committee. The number of Stock Units, the goals and objectives to be satisfied with respect to each grant of Stock Units, the time and manner of payment for each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units shall be determined by the Committee.

ARTICLE X—STOCK APPRECIATION RIGHTS

        10.1    Persons Eligible.    The Committee, in its sole discretion, may grant Stock Appreciation Rights to Eligible Employees and Related Parties.

        10.2    Grant.    The Committee shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant.

        10.3    Exercise.    A Stock Appreciation Right shall entitle a Participant to receive a number of shares of Stock (without any payment to the Company, except for applicable withholding taxes), cash, or Stock and cash, as determined by the Committee in accordance with Section 10.4 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Stock Appreciation Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Stock and/or (ii) a cash payment, in accordance with Section 10.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Article X as the "exercise date". The delivery of Stock or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

        10.4    Number of Shares or Amount of Cash.    Subject to the discretion of the Committee to substitute cash for Stock, or Stock for cash, the amount of Stock which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of shares of Stock as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Stock on the exercise date exceeds the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Stock on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Stock upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Stock on the exercise date for any or all of the shares of Stock that would otherwise be issuable upon exercise of the Stock Appreciation Right.

        10.5    Effect of Exercise.    If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Options or Stock Appreciation Rights which were granted in tandem with such Stock Appreciation Rights and Options.

        10.6    Termination of Employment.    Upon the termination of employment of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment, as are specified in Section 7.2(d) with respect to Options.

ARTICLE XI—OTHER COMMON STOCK GRANTS

        From time to time during the duration of this 2002 Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this 2002 Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this 2002 Plan.

ARTICLE XII—CHANGE IN CONTROL

        12.1    In General.    Upon a change of control in the Company as defined in Section 12.2, then (a) all options shall become immediately exercisable in full during the remaining term thereof, and shall remain so, whether or not the Participants to whom such Options have been granted remain employees of the Company or an Affiliated Corporation; (b) all restrictions with respect to outstanding Restricted Stock Awards shall immediately lapse; (c) all Stock Units shall become immediately payable; and (d) all other Awards shall immediately become exercisable or shall vest, as the case may be, without any further action or passage of time.

        12.2    Definition.    For purposes of this 2002 Plan, a "change in control" shall be deemed to have occurred if (a) a person (as such term is used in Section 13(d) of the 1934 Act) becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of shares of the Company or the Company's successor having 20% or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least a majority of the members of the Company's Board of Directors unaffiliated with such person (unless such person beneficially owns shares with at least 15% of such votes on the Effective Date), or (b) individuals who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during such period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Company's Board of Directors in office immediately prior to such period and of the new and replacement directors so approved.

ARTICLE XIII—RIGHTS OF EMPLOYEES; PARTICIPANTS

        13.1    Employment.    Nothing contained in the 2002 Plan or in any Award granted under the 2002 Plan shall confer upon any Participant any right with respect to the continuation of his employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Committee at the time.

        13.2    Nontransferability.    No right or interest of any Participant in an Option, a Stock Appreciation Right, a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), a Stock Unit, or other Award granted pursuant to the 2002 Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Stock Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units shall, to the extent provided in Articles VII, VIII, IX, X and XI, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the 2002 Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the 2002 Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        13.3    No 2002 Plan Funding.    Obligations to Participants under the 2002 Plan will not be funded, trusted, insured or secured in any manner. The Participants under the 2002 Plan shall have no security interest in any assets of the Company or any Affiliated Corporation, and shall be only general creditors of the Company.

ARTICLE XIV—GENERAL RESTRICTIONS

        14.1    Investment Representations.    The Company may require any person to whom an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock is granted, as a condition of exercising such Option or Stock Appreciation Right, or receiving such Restricted Stock Award, Stock Unit, or Stock, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the

Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

        14.2    Compliance with Securities Laws.    Each Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, and Stock grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit or Stock grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        14.3    Changes in Accounting Rules.    Notwithstanding any other provision of the 2002 Plan to the contrary, if, during the term of the 2002 Plan, any changes in the financial or tax accounting rules applicable to Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, Stock Appreciation Rights, outstanding Restricted Stock Awards, outstanding Stock Units and other outstanding Awards as to which the applicable employment or other restrictions have not been satisfied.

ARTICLE XV—OTHER EMPLOYEE BENEFITS

        The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of shares received upon such exercise, the vesting of any Restricted Stock Award, distributions with respect to Stock Units, or the grant of Stock shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

ARTICLE XVI—2002 PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may at any time terminate, and from time to time may amend or modify the 2002 Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the 2002 Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

        No amendment, modification or termination of the 2002 Plan shall in any manner adversely affect any Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock or other Award theretofore granted under the 2002 Plan, or apply to an incentive stock option outstanding on the date of such amendment or modification if such amendment or modification constitutes a "modification" to an incentive stock option, without the consent of the Participant holding such Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock or other Awards.

        However, the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the 2002 Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefore of new Options under the 2002 Plan covering the same or different number of shares of Common Stock, but, in the case of an Incentive Option, having an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date, or, (ii) for a ten percent (10%) stockholder (as defined in Section 7.3 and the Code and related regulations), not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(c) of the Code applies.

ARTICLE XVII—WITHHOLDING

        17.1    Withholding Requirement.    The Company's obligations to deliver shares of Stock upon the exercise of any Option, or Stock Appreciation Right, the vesting of any Restricted Stock Award, payment with respect to Stock Units, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        17.2    Withholding With Stock.    At the time the Committee grants an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, other Award, or Stock, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

          (a)  All elections must be made prior to the Tax Date.

          (b)  All elections shall be irrevocable.

          (c)  If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE XVIII—REQUIREMENTS OF LAW

        18.1    Requirements of Law.    The issuance of Stock and the payment of cash pursuant to the 2002 Plan shall be subject to all applicable laws, rules and regulations.

        18.2    Federal Securities Law Requirements.    If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award. The Committee may provide for the exercise or payment for stock upon exercise of options hereunder or payment for other rights, to the extent permitted by applicable federal securities and other laws, by the cancellation, surrender or application of existing unexercised option shares or other rights.

        18.3    Governing Law.    The 2002 Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Oregon.

ARTICLE XIX—DURATION OF THE 2002 PLAN

        Unless sooner terminated by the Board of Directors, the 2002 Plan shall terminate on December 31, 2011, and no Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit,

other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Stock Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units outstanding at the time of the 2002 Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms. If not approved by a majority of the Corporation's shareholders by September 30, 2002, this 2002 Plan shall terminate and be of no force and affect and all options granted hereunder shall terminate.

DATED: February 19, 2002.
AVI BIOPHARMA, INC. an Oregon corporation
	By:	President
ATTEST:
By:

ARTICLES OF AMENDMENT

ARTICLE 2

        2.1  Authorized Capital. The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares of stock which the corporation shall have authority to issue shall be 220,000,000, consisting of 200,000,000 shares of Common Stock, having $.0001 par value, and 20,000,000 shares of Preferred Stock, having $.0001 par value.

        2.2  Common Stock. Subject to any preferential or other rights granted to any series of Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive dividends out of funds of the corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors and shall be entitled to receive distributions legally payable to shareholders on the liquidation of the corporation. The holders of shares of Common Stock, on the basis of one vote per share, shall have the right to vote for the election of members of the Board of Directors of the corporation and the right to vote on all other matters, except where a separate class or series of the corporation's shareholders vote by class or series is authorized by law or the corporation's bylaws.    Except as otherwise provided in authorizing preferred stock, holders of all shares, regardless of class, shall be entitled to receive the net assets of the Corporation upon dissolution on a pro rata basis.

        2.3  Preferred Stock.

          2.3.1  Issuance of Preferred Stock in Series. The shares of Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of the Articles of Incorporation of the corporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine, subject to the provisions hereof, the rights and preferences of the shares of any series so established, including, without limitation, the rate of dividend, whether the dividend shall be cumulative, whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, the amount payable upon shares in the event of voluntary or involuntary liquidation, sinking fund provisions, if any, for the redemption or purchase of shares, the terms and conditions, if any, on which shares may be converted, and voting rights, if any.

          2.3.2  Dividends. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of the funds of the corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. If such dividends on the Preferred Stock shall be cumulative, and if dividends shall not have been paid, then the deficiency shall be fully paid or the dividends declared and set apart for payment at such rate, but without interest on cumulative dividends, before any dividends on the Common Stock shall be paid or declared and set apart for payment. Unless otherwise provided by the Board of "Directors in designating a particular series of Preferred Stock, the holders of the Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

          2.3.3  Redemption. The Preferred Stock may be redeemed in such amount, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by the corporation to the extent legally permissible.

          2.3.4  Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of the Common Stock, the holders of the Preferred Stock at the time outstanding shall

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  be entitled to be paid the preferential amount or amounts as may be provided by the Board of Directors in designating a particular series of Preferred Stock per share and dividends accrued thereon to the date of such payment. The holders of the Preferred Stock shall not be entitled to receive any distributive amounts upon the liquidation, dissolution, or winding up of the affairs of the corporation other than the distributive amounts referred to in this section, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

          2.3.5  Conversion. The Board of Directors may provide that shares of a particular series of Preferred Stock may be converted into Common Stock of the corporation at the option of the holders of such Preferred Stock, at such rate and subject to such adjustments as may be provided by the Board of Directors.

          2.3.6  Voting Rights. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

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PROXY

AVI BIOPHARMA, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Denis R. Burger and Alan P. Timmins, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of AVI BioPharma, Inc. held of record by the undersigned on March 12, 2002 at the Annual Meeting of Shareholders to be held on May 15, 2002 (and any adjournments thereof).

(Continued, and to be marked, dated and signed, on the other side)

/*\    FOLD AND DETACH HERE    /*\

Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1.	Election of Directors. Elect four Group I directors for two-year terms or until their respective successors are elected and qualified. Directors nominated are: 01 James B. Hicks, Ph.D., 02 Joseph Rubinfeld, Ph.D., 03 Alan P. Timmins, and 04 Dwight D. Weller, Ph.D.	☐	☐	2.	Ratification of Independent Auditors for 2002. Ratify the selection of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
				3.	Adopt a new 2002 Equity Incentive Plan. To adopt a new 2002 Equity Incentive Plan for employees and certain other persons and reserve shares thereunder.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
	Except			4.	Amend Company's Articles of Incorporation. To approve an amendment to the Company's Articles of Incorporation.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR ALL NOMINEES' IN ITEM 1 AND 'FOR' ITEMS 2, 3 AND 4.
					I PLAN TO ATTEND THE ANNUAL MEETING.			☐
					I DO NOT PLAN TO ATTEND THE ANNUAL MEETING.			☐
Please return promptly in the enclosed envelope, which requires no postage if mailed in the U.S.A.
Typed or Printed Name(s)	Authorized Signature	Title or authority, if applicable	Date

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD TODAY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE.
Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.

/*\    FOLD AND DETACH HERE    /*\

QuickLinks

AVI BIOPHARMA, INC . DIRECTORS AND EXECUTIVE OFFICERS
AVI BIOPHARMA, INC . EXECUTIVE COMPENSATION
STOCK OWNED BY AVI BIOPHARMA, INC . MANAGEMENT AND PRINCIPAL SHAREHOLDERS
CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH AVI BIOPHARMA, INC .
ELECTION OF AVI BIOPHARMA, INC . DIRECTORS (Proposal I)
RATIFICATION OF APPOINTMENT OF AVI BIOPHARMA INDEPENDENT AUDITORS (Proposal II)
ADOPTION OF 2002 EQUITY INCENTIVE PLAN (Proposal III)
AMENDMENT TO THE ARTICLES OF INCORPORATION (Proposal IV)
OTHER BUSINESS
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
COST OF SOLICITATION
ADDITIONAL INFORMATION
AVI BIOPHARMA, INC. 2002 EQUITY INCENTIVE PLAN as adopted February 19, 2002
AVI BIOPHARMA, INC. 2002 EQUITY INCENTIVE PLAN ARTICLE 1—INTRODUCTION
ARTICLES OF AMENDMENT ARTICLE 2